UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2019

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street Suite 714 West Palm Beach FL 33401

(Address of principal executive offices, including zip code)

(866) 286-1055

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☑	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2019,  OZOP SURGICAL CORP. a Nevada corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 14, 2019. At the close of business on that date, the Company had 29,224,046 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, five proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 27, 2019.

The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following directors to serve until their respective successors are duly elected and qualified.  The voting results are set forth below.

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Michael Chermak	26,849,941	0	54,100	480,100
Thomas McLeer	26,849,941	0	54,100	480,100

Each nominee was elected by the Company's stockholders, as recommended by the Company's Board of Directors.

Proposal 2

The Company’s stockholders ratified the selection of Prager Metis CPAs, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
27,194,770	0	189,371	0

Proposal 3

The Company’s stockholders approved an amendment to Article VIII of the Company’s Bylaws to allow solely the Board of Directors to amend the Bylaws.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
26,596,941	203,000	104,100	480,100

Proposal 4

The Company’s stockholders approved an amendment to Article VII Section 3 of the Company’s Bylaws to change the Fiscal Year End (“FYE”) in the Company’s Bylaws from 2/29 to 12/31 to accurately reflect the FYE of the Company.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
27,191,770	0	189,371	0

Proposal 5

The Company’s stockholders approved an amendment to Article III Section 2 of the Company’s Bylaws to remove the requirement therein that the annual meeting is required to be held within 120 days of the FYE.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
27,191,770	0	189,371	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OZOP SURGICAL CORP.

Date: May 2, 2019	By:	/s/Barry Hollander
Barry Hollander
Chief Financial Officer